Offerings - Offering: 1	Aug. 22, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Debt
Security Class Title	5.650% Senior Notes due 2034
Amount Registered | shares	1,500,000,000
Maximum Aggregate Offering Price	$ 1,500,000,000
Fee Rate	0.01476%
Amount of Registration Fee	$ 221,400
Offering Note	For purposes of this calculation, the offering price per note was assumed to be the stated principal amount of each original note that may be received by the registrant in the exchange transaction in which the notes will be offered.